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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                December 29, 2005
                           ---------------------------
                Date of Report (Date of earliest event reported)


                               CCFNB BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)



     PENNSYLVANIA                        0-19028                 23-2254643
     ------------                        -------                 ----------
(State or other jurisdiction of         (Commission            (I.R.S. Employer
       incorporation)                   File Number)         Identification No.)



                                 232 EAST STREET
                              BLOOMSBURG, PA 17815
                              --------------------
                    (Address of principal executive offices)



                                  570-784-4400
                                  ------------
              (Registrant's telephone number, including area code)


                                       N/A
                            ------------------------
                       (Former name or former address, if
                          changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  ON DECEMBER 29, 2005, THE REGISTRANT'S BOARD OF DIRECTORS APPROVED 2006 FEE FOR PAUL E. REICHART, CHAIRMAN OF THE BOARD. HE WILL RECEIVE AN ANNUAL FEE OF $40,000 WITH NO COMPENSATION FOR MEETINGS. SECRETARY OF THE BOARD FEE AND DIRECTORS' FEES REMAIN THE SAME FOR 2006.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    December 29, 2005              CCFNB Bancorp, Inc.


                                        By: /s/ Lance O. Diehl
                                        -----------------------------
                                        Name:    Lance O. Diehl
                                        Title:   President and Chief Executive
                                                 Officer



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